NYSE: HOMB | 3rd Quarter Earnings Call www.homebancshares.com

NON-GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The management of Home BancShares, Inc. (the “Company”) uses these non-GAAP financial measures--including net income (earnings), as adjusted; pre- tax, pre-provision, net income (PPNR); PPNR, as adjusted; return on average assets, as adjusted; efficiency ratio, as adjusted; and tangible book value per share--to provide meaningful supplemental information regarding our performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant items or transactions that management believes are not indicative of the Company’s primary business operating results. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non- GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s business. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx. 2

NET INCOME 3 Net income reached a Company-record $129.5 million for the third quarter of 2026, compared to $119.3 million for the second quarter of 2026 and $123.6 million for the third quarter of 2025. Net income, as adjusted (non-GAAP)(1), also reached a Company-record of $129.1 million, increasing 0.8% from $128.1 million in the prior quarter and 7.9% from $119.7 million in the third quarter of 2025. (1) Calculation of this metric and the reconciliation to GAAP can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx.

PRE-TAX, PRE-PROVISION NET INCOME 4 PPNR (non-GAAP)(1) totaled $166.9 million for the third quarter of 2026, compared to $159.6 million in the prior quarter and $162.8 million in the third quarter of 2025. PPNR, as adjusted (non-GAAP)(1) totaled $166.6 million, compared to $171.2 million in the prior quarter and $157.7 million in the third quarter of 2025, reflecting the continued strength and resilience of the Company's earnings performance. (1) Calculation of this metric and the reconciliation to GAAP can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx.

NET INTEREST INCOME AFTER CREDIT LOSS EXPENSE 5 Net interest income after credit loss expense totaled $242.0 million for the third quarter of 2026, compared to $236.4 million in the prior quarter and $222.7 million for the third quarter of 2025. The increase from both the linked quarter and prior-year period was driven by strong net interest income generation and a reduction in credit loss expense.

NON-INTEREST INCOME 6 Non-interest income totaled $46.4 million for the third quarter of 2026, compared to $53.5 million in the second quarter of 2026 and $51.5 million in the third quarter of 2025. Results for the quarter reflect the normal variability of fee-based revenue categories while continuing to contribute to the Company's overall earnings performance.

TOTAL REVENUE (NET) 7 Total revenue (net) totaled $288.4 million for the third quarter of 2026, compared to $295.1 million in the prior quarter and $277.7 million in the third quarter of 2025. While revenue declined modestly from the linked quarter, results remained strong and increased from the third quarter of 2025, reflecting continued strength in net interest income and the Company's banking operations.

EXPENSES 8 Non-interest expense totaled $121.5 million for the third quarter of 2026, compared to $135.5 million in the prior quarter and $114.8 million in the third quarter of 2025. The linked-quarter decrease was primarily driven by the absence of acquisition-related expenses incurred during the second quarter, while the increase from the prior-year quarter reflects the impact of franchise growth and continued investment in the Company's operations. Interest expense decreased from both the prior quarter and prior-year period, reflecting continued improvement in the Company's funding costs.

EFFICIENCY RATIO 9 The efficiency ratio was 40.78% for the third quarter of 2026, compared to 44.54% in the prior quarter and 40.21% in the third quarter of 2025. The efficiency ratio, as adjusted (non-GAAP)(1), was 40.84%, compared to 40.46% in the prior quarter and 40.95% in the third quarter of 2025. The improvement in the reported efficiency ratio from the linked quarter primarily reflects the absence of acquisition-related expenses recognized during the second quarter. On an adjusted basis, the efficiency ratio remained relatively stable compared to the prior quarter and improved modestly from the prior-year period, reflecting continued operating discipline. (1) Calculation of this metric and the reconciliation to GAAP can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx.

RETURN ON AVERAGE ASSETS 10 Return on average assets (ROA) was 2.12% for the third quarter of 2026, compared to 1.95% in the prior quarter and 2.17% in the third quarter of 2025. ROA, as adjusted (non-GAAP)(1), was 2.11%, compared to 2.09% in the prior quarter and 2.10% in the third quarter of 2025. The linked-quarter improvement in both reported and adjusted ROA reflects strong earnings performance and the absence of acquisition-related expenses recognized during the second quarter, while adjusted ROA improved from the prior-year quarter, demonstrating the Company's continued ability to generate strong returns on its asset base. (1) Calculation of this metric and the reconciliation to GAAP can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx.

NET INTEREST MARGIN 11 The tables below present additional key financial metrics over the past five quarters, including net interest margin (NIM), yield on interest-earning assets, rate on interest-bearing liabilities, and net interest spread. These metrics are fundamental indicators of the Company’s profitability and operational efficiency.

BOOK VALUE PER SHARE 12 Book value per share increased to $22.74 at September 30, 2026, compared to $22.68 at June 30, 2026 and $21.41 at September 30, 2025. Tangible book value per share (non-GAAP)(1) increased to $15.35 from $15.32 in the prior quarter and $14.13 in the prior-year period. The continued growth in both book value per share and tangible book value per share reflects the Company's strong earnings generation during the past year and disciplined capital management. (1) Calculation of this metric and the reconciliation to GAAP can be found in the tables accompanying the Company’s earnings press release for the quarter ended September 30, 2026, available at https://www.homebancshares.com/news-events/news/default.aspx.

CONTACT INFORMATION 13 Corporate Headquarters Home BancShares, Inc. 719 Harkrider Street, Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Donna Townsell Director of Investor Relations (501) 328-4625 Website www.homebancshares.com

NYSE: HOMB | 3rd Quarter Earnings Call www.homebancshares.com